UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 11, 2016

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9101 Wall Street, Suite 1300, Austin, TX 78754
(Address of Principal Executive Offices) (Zip Code)

(512) 334-8900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2016 Superconductor Technologies Inc. announced, via press release, results for its second fiscal quarter ending July 2, 2016.  The press release is attached to this filing as Exhibit 99.1, and the financial information therein is hereby incorporated by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in response to this Item 2.02 (including the information incorporated by reference to Exhibit 99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to any of the liabilities of that section.  The Company is NOT incorporating such information by reference in any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c)	EXHIBITS
	99.1	Press release dated as of August 11, 2016 (the press release may also be found on the Company’s website at www.suptech.com on the Investor Relations page).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: August 11, 2016	By:	/s/ William J. Buchanan
William J. Buchanan
Vice President and Chief Financial Officer